UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 23, 2009
Date of Report (Date of earliest event reported)
DEALERTRACK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Marcus Ave., Suite M04, Lake Success, NY 11042
(Address of principal executive offices) (Zip Code)
(516) 734-3600
(Registrant’s telephone number)
(not applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
EX-2.1: ASSET PURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement
     On January 23, 2009, DealerTrack AAX, Inc., a subsidiary of DealerTrack Holdings, Inc. (“DealerTrack”), announced that it had entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with JM Family Enterprises, Inc. (“Seller Parent”) and JM Dealer Services, Inc. (“Seller”) to acquire certain assets of Seller (including all of the equity of Seller’s wholly-owned subsidiary, American Auto Exchange, Inc.) for a cash purchase price of $32,500,000, subject to adjustment as provided in the Asset Purchase Agreement (the “Acquisition”). The Asset Purchase Agreement includes customary representations, warranties and covenants by the parties. Prior to this transaction, neither Seller Parent nor Seller had any material relationship with DealerTrack, its subsidiaries, or its affiliates, officers or directors or any associate of any of its officers or directors.
     The foregoing description of the Acquisition and the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
     On January 23, 2009, DealerTrack, through its wholly-owned subsidiary, DealerTrack AAX, Inc., completed the acquisition of certain assets of Seller (including all of the equity of Seller’s wholly-owned subsidiary, American Auto Exchange, Inc.). The discussion of the acquisition terms disclosed in Item 1.01 above and the press release filed as Exhibit 99.1 are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     On January 23, 2009, DealerTrack issued a press release relating to the Acquisition. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Exhibits.
     The following exhibits are attached to this Current Report on Form 8-K:

Exhibit 2.1	Asset Purchase Agreement, dated January 23, 2009, by and among DealerTrack AAX, Inc., JM Family Enterprises, Inc. and JM Dealer Services, Inc.*

Exhibit 99.1	Press Release, dated January 23, 2009.

*	Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. DealerTrack agrees to furnish a supplemental copy of any omitted exhibit to the SEC upon request.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DealerTrack Holdings, Inc.
Date: January 23, 2009	By:	/s/ Mark O’Neil
Name: Mark O’Neil
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit 2.1	Asset Purchase Agreement, dated January 23, 2009, by and among DealerTrack AAX, Inc., JM Family Enterprises, Inc. and JM Dealer Services, Inc.*

Exhibit 99.1	Press Release, dated January 23, 2009.

*	Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. DealerTrack agrees to furnish a supplemental copy of any omitted exhibit to the SEC upon request.